Exhibit 99.2

PACIFIC OAK SOR (BVI) HOLDNGS, LTD
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

Presentation of separate financial data annexed
to the consolidated financial statements related to the Company
AS OF SEPTEMBER 30, 2019
(UNAUDITED)
U.S. DOLLARS IN THOUSANDS

- - - - - - - - - - -

Special Report in accordance with Regulation 38d
Financial Information and Financial Data from the
Consolidated Financial Statements Attributable to the Company

Below is separate financial information and financial data attributable to the Company from the Company's consolidated financial statements as of September 30, 2019, published as part of the periodic reports ("consolidated financial statements"), presented in accordance with Regulation 38d to the Israeli Securities Regulations (Periodic and Immediate Reports), 1970.

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PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

STATEMENTS OF FINANCIAL POSITION

USD in thousands

	September 30,		December 31,
	2019	2018	2018
	Unaudited		Audited
ASSETS
Non-current assets
Investments in investees	$881,273	$930,562	$852,101
Restricted cash	6,265	5,987	5,823
	887,538	936,549	857,924

Current assets
Cash and cash equivalents	325	59,557	57,843
Derivative asset	250	—	—
Due from Owner	—	171	4,500
	575	59,728	62,343
Total assets	$888,113	$996,277	$920,267

EQUITY	$667,074	$733,256	$657,049

Non-current liabilities
Debentures, net	164,217	208,462	203,099

Current liabilities
Accounts payable and accrued liabilities	1,002	1,188	3,823
Debentures, net	55,820	53,371	51,903
Derivative liability	—	—	4,393
	56,822	54,559	60,119
Total liabilities	221,039	263,021	263,218

Total equity and liabilities	$888,113	$996,277	$920,267
The accompanying notes and additional information are an integral part of the condensed financial data.

November 8, 2019	/s/ Jeffrey Waldvogel	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Waldvogel, Jeffrey	McMillan III, Peter	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board	Chief Executive Officer

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PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

STATEMENTS OF OPERATIONS

USD in thousands

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2019	2018	2019	2018	2018
	Unaudited				Audited
Share of profit from investees, net	$36,079	$72,014	$13,700	$62,821	$54,435
Asset management fees to affiliate	(5,954)	(6,342)	(2,093)	(2,299)	(8,525)
General and administrative expenses	(945)	(884)	(356)	(286)	(1,276)
Operating income	29,180	64,788	11,251	60,236	44,634

Finance expense	(8,553)	(10,167)	(2,753)	(3,339)	(13,455)
Finance income	32	—	1	—	—
Foreign currency transaction adjustments, net	(10,634)	9,106	(5,344)	(8)	10,141
Net income	$10,025	$63,727	$3,155	$56,889	$41,320
The accompanying notes and additional information are an integral part of the condensed financial data.

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PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

STATEMENTS OF COMPREHENSIVE INCOME

USD in thousands

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2019	2018	2019	2018	2018
	Unaudited				Audited
Net income	$10,025	$63,727	$3,155	$56,889	$41,320

Total comprehensive income	$10,025	$63,727	$3,155	$56,889	$41,320
The accompanying notes and additional information are an integral part of the condensed financial data.

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PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

STATEMENTS OF CASH FLOW

USD in thousands

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2019	2018	2019	2018	2018
	Unaudited				Audited
Cash flows from operating activities
Net income for the period	$10,025	$63,727	$3,155	$56,889	$41,320

Adjustments to reconcile net income to net cash provided by operating activities:
Share of profit from investees	(36,079)	(72,014)	(13,700)	(62,821)	(54,435)
Finance expense	8,553	10,167	2,753	3,339	13,455
Distribution from investees, net	28,249	34,534	10,175	15,971	41,847
Foreign currency transaction adjustments, net	10,634	(9,106)	5,344	8	(10,141)
Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	63	35	(28)	73	(62)

Net cash provided by operating activities	21,445	27,343	7,699	13,459	31,984

Cash flows used in investing activities
Investments in investees	(36,603)	(178,206)	(5,050)	—	(178,281)
Distribution from investees, net	15,261	337,803	1,190	53,189	391,447
Due from Owner	4,500	—	—	—	(4,500)
Net cash (used in) provided by investing activities	(16,842)	159,597	(3,860)	53,189	208,666

Cash flows from financing activities
Principal payments on debentures	(53,645)	—	—	—	—
Interest paid	(10,403)	(11,604)	(4,700)	(5,692)	(11,604)
Release of restricted cash for debt service obligations	276	—	—	—	—
Dividend to Owner	—	(118,000)	—	(3,500)	(171,800)
Net cash used in financing activities	(63,772)	(129,604)	(4,700)	(9,192)	(183,404)

Effect of exchange rate changes on cash and cash equivalents	1,651	1,395	—	1,395	(229)

(Decrease) increase in cash	(57,518)	58,731	(861)	58,851	57,017
Cash, beginning of the period	57,843	826	1,186	706	826
Cash, end of the period	$325	$59,557	$325	$59,557	$57,843
The accompanying notes and additional information are an integral part of the condensed financial data.

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PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

ADDITIONAL INFORMAITON

USD in thousands

NOTE 1:	BASIS OF PREPARATION
Separate financial information is prepared in a condensed format as of September 30, 2019 and for the nine and three months periods then ended, in accordance with Regulation 38D of the Securities Regulations (Periodic and Immediate Reports), 1970.
Please refer to the separate financial information in this regard to the financial information on the annual financial statements of the Company as of December 31, 2018 and for the year then ended, and the information accompanying notes (hereinafter - the annual consolidated financial statements).
On November 1, 2019, the Company completed the procedure of renaming and amending its incorporation documents in the British Virgin Islands (the country of the incorporation thereof) such that the name of the Company was changed from KBS SOR (BVI) Holdings, LTD to Pacific Oak SOR (BVI) Holdings, Ltd as of November 1, 2019.
On November 1, 2019, the Controlling Shareholder of the Company, Pacific Oak Strategic Opportunity REIT, Inc. (formerly known as KBS Strategic Opportunity REIT, Inc.), notified the Company that it's terminating the agreement with the advisory company, KBS Capital Advisors LLC, and established a new management agreement between Pacific Oak Strategic Opportunity REIT, Inc. and Pacific Oak Capital Advisors, LLC on the same date. Pacific Oak Capital Advisors, LLC belongs to a group of companies, which were established and are held and managed by Messrs. Keith Hall and Peter McMillan III, the Company's CEO and Director and the Company's Chairman of the Board of Directors and President, respectively.
As of September 30, 2019, the Company had a working capital shortfall amounting to $56.2 million, primarily attributed to the debentures principal payment maturing in the year following the date of the statement of financial position. The Company intends to make the debentures principal payment from distribution from investees. Accordingly, the Company does not view the working capital shortfall as a liquidity problem.

NOTE 2:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD
Due from Owner:
As of December 31, 2018, the Company had a $4.5 million due from Owner. In February 2019, the Owner repaid the $4.5 million plus interest of approximately $30 thousand based on a fixed annual interest rate of 4.25%
Debentures:
On March 1, 2019, the Company paid the first principal installment payment of 194.0 million Israeli new Shekels (approximately $53.6 million as of March 1, 2019).

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PACIFIC OAK SOR (BVI) HOLDINGS, LTD.
(Formerly known as KBS SOR (BVI) HOLDINGS, LTD.)

ADDITIONAL INFORMAITON (CONT.)

USD in thousands

NOTE 3:	SUBSEQUENT EVENTS
Resignation of Chief Financial Officer:
On October 31, 2019, Jeffrey K. Waldvogel notified the Company of his resignation as Chief Financial Officer and Company Secretary of the Company effective immediately following the filing of the financial statements as of September 30, 2019.
Appointment of New Chief Financial Officer:
On October 31, 2019, the Company appointed Michael A. Bender to serve as Chief Financial Officer and Company Secretary effective immediately following the filing of the financial statements as of September 30, 2019.

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